Exhibit 32.1
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           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Annual Report on Form 10-KSB of Renewable Assets, Inc. for the period ended December 31, 2005, I, Alfred M. Schiffrin, President, Chief Executive Officer and Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB for the year ended December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of renewable Assets, Inc.


                                       RENEWABLE ASSETS, INC.


Dated: March 15, 2006                  By: /s/ ALFRED M. SCHIFFRIN
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                                           Alfred M. Schiffrin, President, Chief
                                           Executive Officer and Chief Financial
                                           Officer